May 15, 2023 FREYR 1Q 2023 Earnings Call

Important notices Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, the development, financing, construction, timeline, capacity, and other usefulness of FREYR’s CQP, Giga Arctic, Giga America, and other planned or future production facilities or Gigafactories (collectively, the “FREYR Facilities”); the phased development of Giga America consisting of an initial two production lines of 2.5 GWh of nameplate capacity with targeted start of production in summer 2025, followed by an additional eight production lines, yielding a combined total of 38 GWh of nameplate capacity that could generate up to $8 billion in value to FREYR; the progress and expected outcomes of FREYR’s industrialization plans and capital formation; FREYR’s targeted start of casting electrodes at the CQP with active cathode and anode materials in 2Q, and to reach initial battery production and additional milestones in 2023; the progress and development of FREYR’s strategic and financial partnerships, including the strategic coalition with Glencore Plc, Caterpillar Inc., Siemens AG, and Nidec Corporation; the progress and development of FREYR’s joint ventures and partnerships; the exploration of FREYR's progress toward additional debt or equity capital raises and project level financing efforts, including project financing of Giga Arctic, project-level equity for Giga America, and securing other financial support to fund FREYR’s planned expansions; FREYR’s ability to advance strategic initiatives to further its aspirations to become an industrial partner of choice in the clean battery space; FREYR’s commitment to accelerating its development plans in the U.S. based on the financial incentives attendant to the Inflation Reduction Act or from any state or local governments and for Giga America to capture in excess of $4 billion in cash Production Tax Credits under Section 45X of IRA; the anticipation that the Norwegian Government may provide a favourabe response to the Inflation Reduction Act and the EU’s Temporary Crisis Transition Framework; the expectation that the sample cells from the CQP will accelerate customer dialogues, fortify FREYR’s competitive position, demonstrate the scalability of the 24M manufacturing process, and satisfy key technical performance milestones; the progress of discussions that will further FREYR’s ambition to be a scaling partner of choice for leading parallel technology platforms that target distinct and complimentary end market applications across the ESS, passenger EV, and commercial electric mobility spaces; FREYR's partnership with Siemens to to achieve giga scale battery production using Siemens’ Xcelerator open digital business platform and to significantly enhance FREYR’s own ongoing developments in leveraging AI and digitally enhanced simulation systems to improve future battery cell performance and reduce testing and production lead-times; FREYR’s intention to maximize sustainable long-term shareholder value and enhance its competitive position; FREYR’s intention to establish decarbonized and localized supply chains, and expanding existing relationships with suppliers to include U.S. plant development and pursuing backup and alternative sources of key material inputs; the development of 24M Technologies, Inc.’s technologies and their use in the FREYR Facilities; and the attainment of operational milestones are forward looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 1, 2022, and (ii) FREYR’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2023, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

Today’s Agenda Key messages FREYR’s investment case CQP update and milestone timelines Giga Arctic project update Accelerated Giga America project development plan Industrial coalition Expanding FREYR’s supply chain Financial update Strategic priorities Announcing FREYR’s inaugural capital markets day Q&A

Key messages 4 Focused on executing and financing FREYR’s business plan as operations ramp First electrode production with active anode and cathode materials projected in 2Q 2023 Completed 296 of 388 distinct commissioning, integration, and production testing work packages Slurry production testing and casting tests ongoing Start-up activities accelerating at Customer Qualification Plant (CQP) Fast tracking Giga America in two initial phases with targeted first production in summer 2025 Phase 1A: two 24M second generation production lines totaling 2.5 GWh nameplate capacity Phase 1B: eight production lines bringing total nameplate capacity to 38 GWh Targeting project equity from strategic partners and/or financial sponsors to fund Phase 1A Giga Arctic development proceeding in anticipation of formal Norwegian IRA response Construction at Giga Arctic continues to proceed at measured pace in accordance with the capital spending program previously authorized by FREYR’s Board FREYR has received a letter from the Norwegian government reiterating its support for the project and confirming work in progress to define IRA response solutions in line with EU’s revised regulatory framework - solutions to be clarified before the summer Specific project support announced last week by France, Germany, and Spain provides potential framework for coordinated response Announcing FREYR’s inaugural capital markets day on June 27th at the NYSE

FREYR's investment case

FREYR is a pure play tied to electrification and decarbonization themes

Attractive competitive positioning

- One of the only U.S.-listed, pure play battery cell producers
- Scaling a next-generation, commercially validated, U.S.-based technology through partnership with 24M
- Intention to produce among the world's cleanest batteries from SOP with road map to reduce emissions
- Establishing energy transition coalition with key partners including Nidec, Caterpillar, Glencore, and Siemens

Catalyst rich equity story

- Expecting initial electrode production at CQP in 2Q 2023
- Potential FID for Phase 1A of Giga America in 2023
- Multiple project-level financing processes to accelerate project development ongoing in parallel
- Commercial milestones and project financing expected with continued progress at CQP
- Ramp of cell production at CQP to support conversion of COAs to take-or-pay contract commitments

Tied to early-stage secular growth themes

- Initially targeting the underserved and rapidly growing ESS market
- Proliferation of renewable power generation requires multiple TWh of battery storage installations globally
- Building commercial traction in commercial E-mobility and passenger EV markets

Significant value creation potential

- FREYR's common equity is trading at modest premium to cash + PPE
- Giga America project projected to capture in excess of $4 billion in cash Production Tax Credits under Section 45X of IRA
- European responses to IRA provides basis for value accretive Norwegian support for Giga Arctic
- FREYR is creating real option value with parallel development of high-return projects

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FREYR

Operations underway at CQP 6 Achieving key milestones on path to automated cell production

CQP activity road map

Meaningful progress ahead of impending projected start of electrode production

- Start-up, commissioning, integration, handovers to operations, and production testing have been accelerating since March 28th CQP Chapter One event
  - Completed 296 of 388 distinct work streams integrating 35 production equipment packages from 16 discrete suppliers
- Expecting initial electrode production with active anode and cathode materials in 2Q 2023



Slurry production
Handover to operations
Key poduction milestone
Comissioning, testing, SAT
SAT runs complete
Operation
April
May
June
July
Upstream
Anode Powder
Cathode Powder
MES/SCADA
Commissioning, Wet Testing, and Production Trials
Targeted Electrode Production
Handoover upstream anode 05-02-23
Handoover upstream cathode 05-18-23
Start anode casting tests 05-17-23
Start cathode casting tests 05-22-23
Targeted electrode production

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Giga Arctic Update Continued progress in Mo i Rana 8 Construction of Giga Arctic continues to proceed at a measured pace in accordance with previously authorized capital spendingand in anticipation of a Norwegian IRA response FREYR spent $64 million in previously authorized capital expenditures during 1Q, approximately 75% of which were allocated to Giga Arctic FREYR is pursuing a Giga Arctic development plan in parallel with Giga America May 12, 2023November 30, 2022

Accelerating Giga America 9 FREYR has a fast-tracked project development timeline in place FREYR announced the selection and purchase of the Giga America site in Coweta County, GA on November 11, 2022 Freyr is working with a financial advisor and is pursuing project level investment from a list of strategic partners to fund the accelerated two-line plant with a targeted start of production of summer 2025 and a capacity of 2.5 GWh (Phase 1A) Phase 1B would be funded through a traditional project finance / DOE LPO process kicking off in 2H 2023 with targeted SOP of summer 2026 and incremental capacity of 36 GWh Projected NPVs for Phases 1A and 1B Phase 1A: $1.4 billion Phase 1B: $6.6 billion $2.5B of the total projected $8 billion NPV comes directly from the benefits of the Inflation Reduction Act Giga America Ph. 1A Nameplate Capacity 2.5 GWh Giga America Total Nameplate Capacity 38 GWh Multi-phase project development underway

10 Finalizing the business plan for the Giga America multi-phase project FREYR is positioned to advance fast-track U.S. development plan Giga America targeting >30 GWh capacity by 2026 Marketing phase 1A investment opportunity at the project level Shareholders as per listing on the New York Stock Exchange FREYR Battery Giga Arctic AS (Norway) FREYR Battery US Holding, Inc. (USA) FREYR Battery Gigafactory (USA) Strategic investment at the project entity

Energy transition acceleration coalition VISION MEMBERS & COLLAB. DESIGN TARGET OUTCOMES We have a shared vision of battery technology as a cornerstone of the energy transition. We seek to scale up the deployment of batteries in Europe, North America, and beyond to support our net zero plans and the decarbonisation of our customers. We will collaborate on the development and deployment of new solutions and service offerings suited to the net zero energy system of tomorrow. We seek to develop robust, circular, and sustainable supply chains for battery materials and technology. Accelerate the scale up of battery deployment to meet net zero goals and collectively seize new energy system opportunities GUIDING PRINCIPLES Mining & Raw Materials Selected participation from key players across the value chain to maximise collaboration benefits and minimise frictions Cell Production Pack/Module Production End-use Offtaker (Power Market) Digital & Software Services End-use Offtaker (EV/Heavy) Battery Recycling EV OEM Utility/IPP Series of bilateral and multi-lateral commercial agreements covering offtake and supply, new product development, joint investments, information and knowledge sharing, and alignment on standards. * * Denotes that Nidec has a firm battery cell offtake agreement with FREYR Marine/Shipping Aviation 11

Expanding FREYR’s supply chain 12 Securing critical raw materials including alternatives to mitigate risk and facilitate geographic expansion FREYR is advancing a global supply strategy which allows consolidation of volumes, flexibility in sourcing, and optimization of supply chain Giga Arctic agreements are being leveraged to expand to U.S. plant with terms securing supply into 2028 Agreements are being pursued and finalized to support primary and backup alternative sources of key materials Flexibility is being incorporated in the contracts to maintain optionality as product development progresses Agreement Advanced Material Signed Processes Cathode Anode Cathode Conductive Anode Conductive Eletrolyte Separator Pouch Foil Aluminum Foil Copper Foil Carrier Film Insulation Tape Tabs

Financial update FREYR YTD 2023 Cash Bridge ($ in millions) FREYR has maintained a high level of liquidity while prudently deploying capital Strong Liquidity and Balance Sheet Ended 1Q 2023 with $475 million of cash 2023 capex focused on the CQP, Giga America and maintaining Giga Arctic progress and optionality Capital Allocation Priorities CQP completion and operations ramp Giga America fast-track development Continue to create real option value with high return investment and project development opportunities FREYR’s Strategic Approach to Capital Formation Minimize dilution and maximize valuation read-through using strong interest from potential strategic, industrial and financial partners at project levels (e.g., Giga America farm- down); discussions ongoing Engage with relevant US, Norwegian and EU government entities to access financing solutions including direct loans, grants and other incentive packages Project financing for Giga Arctic and Phase 1B of Giga America (DOE LPO or traditional project financing) 13 Note: Cash includes cash, cash equivalents and restricted cash: amounts may not reconcile due to rounding.

FREYR is creating real option value

Strategic flexibility to pursue evolving geographic and end market opportunities in parallel

Norway → Giga Arctic

- FREYR is working with various stakeholders to develop a localized response to the U.S. IRA incentives
- Giga Arctic will be using 100% clean electricity at prices which are amongst the most competitive globally
- Continuing to deploy capital expenditures at measured pace to optimize project economics in anticipation of incentive package under Norway's IRA response
- FREYR has received a letter from the Norwegian Government underscoring Norway's commitment to supporting FREYR's project development in line with unfolding EU IRA response
- Letter of intent received from Eksfin indicating a guarantee of up to €400 million for Giga Arctic as part of in-progress project financing process plus direct loan indications from EIB and NIB

United States → Giga America

- Inflation Reduction Act – 45X clear and simple for BESS
  - **$35 / kWh** Battery cell production tax credit
  - **$10 / kWh** Battery module production tax credit
  - **10%** Separate tax credits for critical materials and active cathode / anode materials
  - FREYR customers can claim 30-60% ITC on stand-alone BESS projects

  → **5-year direct pay option through 2032**
- 24M brings U.S.-based technology
- Growth in key demand centre amplified by IRA
- Engaging with U.S. DOE on loan and grant application processes
- ~$410 million incentive package from State of Georgia and Coweta County for Giga America: $20 million grant already received 1Q 2023 plus $7 million awaiting disbursement

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Key Priorities Advance activities at CQP, reach initial automated cell production and accelerate sample cell volumes Focused on delivery of FREYR’s strategic objectives on the path to giga scale production Close initial financing and reach Final Investment Decision on Giga America initial phase Enhance energy transition coalition and mature new partnerships to facilitate and fund FREYR’s growth Validate and scale technology; finance and execute FREYR’s business plan 15 Capitalize on real option value through parallel development of Giga Arctic and Giga America Drive capital formation by executing operationally, de-risking technology, and converting offtake portfolio

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Q&A